UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2020

EVOFEM BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12400 High Bluff Drive, Suite 600, San Diego, CA 92130
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code
(858) 550-1900

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EVFM	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
Series A Preferred Stock Purchase Rights, par value $0.0001 per share	N/A	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Securities Purchase Agreement and IP Security Agreement

On April 23, 2020, Evofem Biosciences, Inc. (the “Company”) and its wholly-owned domestic subsidiaries (the “Guarantors”) entered into a Securities Purchase and Security Agreement (the “Securities Purchase Agreement”) with certain institutional investors (the “Purchasers”) and their designated agent (the “Designated Agent”), pursuant to which the Company agreed to issue and sell to the Purchasers and the Purchasers agreed to purchase from the Company (i) convertible senior secured promissory notes (the “Notes”) in an aggregate principal amount of up to $25.0 million (the “Maximum Amount”) and (ii) warrants to purchase shares of common stock (the “Warrants”, and together with the Notes, the “Securities”) in a private placement (the “Private Placement”).

The Notes are secured by a pledge of substantially all of the assets, including intellectual property, of the Company and each of the Guarantors. Also on April 23, 2020, the Company and certain Guarantors, as grantors, entered into an Intellectual Property Security Agreement with the Designated Agent, as the collateral agent for the Purchasers (the “IP Security Agreement”), pursuant to which the grantors granted to the Designated Agent, for the ratable benefit of the Purchasers, a continuing security interest in all of the grantors’ right, title and interest in and to certain intellectual property of the grantors, whether now owned or hereafter acquired, and wherever located, as collateral security for the prompt and complete payment and performance when due of the grantor’s obligations under the Security Purchase Agreement.

Pursuant to the terms of the Securities Purchase Agreement, the Company issued and sold to the Purchasers and the Purchasers purchased from the Company $15.0 million of Notes at an initial closing on April 23, 2020 (the “Initial Closing”). The Company may issue and sell to the Purchasers and the Purchasers may purchase from the Company up to an additional $10.0 million of Notes from time to time at the Purchasers’ discretion (each such closing, a “Subsequent Closing”) at any time prior to the Company receiving at least $100.0 million in aggregate gross proceeds from one or more future sales of equity securities for the principal purpose of raising capital, excluding issuance or conversion of the Notes, exercise of the Warrants, and certain other limited exceptions (the “Funding Threshold”). In addition, the Securities Purchase Agreement provides that upon issuance of a Note, we also issue to the Purchaser of that Note a Warrant to be exercisable for a number of shares of common stock equal to 50% of the aggregate principal amount of the Note divided by the exercise price of the Warrant. As of the Initial Closing, the initial conversion price of the Notes and the initial exercise price of the Warrants was $2.44.

Pursuant to the Securities Purchase Agreement, the Company is required to achieve at least $100.0 million in cumulative net sales of the product PhexxiTM (L-lactic acid, citric acid, and potassium bitartrate), determined in accordance with U.S. generally accepted accounting principles, by no later than June 30, 2022. The Securities Purchase Agreement also includes other customary affirmative and negative covenants for transactions of this type, including a limitation on the Company’s ability to incur certain additional indebtedness. In addition, the Securities Purchase Agreement includes customary representations and warranties made by each of the Company and the Purchasers.

Pursuant to the terms of the Securities Purchase Agreement, for so long as the Purchasers hold at least 50% of the Notes purchased at the Initial Closing (or shares of common stock issuable upon conversion thereof) and at least 1% of the outstanding voting shares of the Company, the Purchasers are entitled to appoint a representative of the Designated Agent to attend all meetings of the Company’s Board of Directors in a non-voting capacity. The Purchasers also have a right from the Initial Closing until the date on which the Funding Threshold is met, to purchase up to 20% of any equity securities that the Company may issue or sell (a “Subsequent Financing”), including any overallotment options, subject to certain limited exceptions. In the event that the Company conducts a Subsequent Financing, the Company must provide at least 10 days’ prior written notice to the Purchasers.

The Securities Purchase Agreement shall terminate automatically upon the conversion of the Notes in full or when the secured obligations under the Securities Purchase Agreement have been paid in full.

The Company expects to use these net proceeds from the Private Placement for clinical research and development purposes, including pre-commercialization activities, and for general corporate purposes, although the Company’s management will have broad discretion in the use of these funds.

Notes

The Notes have a five-year term, with no pre-payment ability. Interest on the unpaid principal balance of the Notes (the “Outstanding Balance”) accrues at 10.0% per annum. Pursuant to the terms of the Securities Purchase Agreement, for a period of one year from the Initial Closing, accrued interest accretes on a quarterly basis to the Outstanding Balance, and after such one-year period, accrued interest shall be paid in arrears on a quarterly basis in cash or in kind, at the Purchasers’ option.

The Notes are callable by the Company on 10 days’ written notice beginning on the third anniversary of the Initial Closing, with a call price at 100% of the Outstanding Balance if the value of the Company’s common stock (measured using a 30-day volume weighted average price (“VWAP”)) is greater than three times the 30-day VWAP ending the day prior to the Initial Closing (the “Closing Price”). If the 30-day VWAP at the time of call is less than three times the Closing Price, then the call price will be 110% of the Outstanding Balance.

The Notes are convertible at any time at the option of each Purchaser at a price equal to the lower of: (i) $2.44, and (ii) the lowest price per share at which the Company sells equity securities through and including the date on which the Funding Threshold is met (the “Floor Price”). In the event that any such equity securities issued by the Company are convertible into or exchangeable for common stock (a “Derivative Security”), the maximum number of shares of common stock issuable upon the exercise or conversion of such Derivative Security, including as a result of any later adjustment to such Derivative Security, shall be used in determining the effective price per share at which the underlying common stock was offering and sold in calculating the Floor Price. In the event a Purchaser elects to convert all or any portion of a Note, such Purchaser shall tender a conversion notice to the Company and surrender such Note to the Company within two trading days. The Company will then be required to deliver common stock to such Purchaser by the later of two trading days after the delivery of the conversion notice or delivery of the Note.

The Notes may not be converted to the extent that, after giving effect to such conversion, the Purchaser, together with its affiliates and any other person acting as a group as defined pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the affiliates and such persons, the “Attribution Parties”), would beneficially own in excess of 4.99% of the number of shares of the common stock outstanding immediately prior to, and immediately after giving effect to, the conversion of all or any portion of the Notes, excluding the number of shares of common stock that would be issuable upon (i) exercise or conversion of the non-exercised portion of the Warrants beneficially owned by such Purchaser or the Attribution Parties and (ii) exercise or conversion of any other securities of the Company, in each case subject to a similar conversion limitation (the “Beneficial Ownership Limitation”). The Purchasers may adjust the Beneficial Ownership limitation at any time, upon 61 days’ notice, provided that the Beneficial Ownership Limitation may not be adjusted above 19.99% of the number of shares of the common stock outstanding immediately prior to, and immediately after giving effect to, the conversion of all or any portion of the Notes.

In the event that (i) the Funding Threshold has not been met on or prior to the first anniversary of the Initial Closing, or (ii) at any time after the six-month anniversary of the Initial Closing, the Company is unable to issue the full amount of shares issuable upon conversion of the Notes or upon exercise of the Warrants, the noteholders will have the option to require the Company to repurchase all or any portion of the Notes in cash. In such case, the redemption price will equal 110% of the Outstanding Balance plus accrued and unpaid interest. In the event of an Event of Default or the Company’s Change of Control or liquidation (in each case, as defined in the Securities Purchase Agreement), each Purchaser may elect, at its option, to require the Company to repurchase all or any portion of the Notes in cash at a repurchase price equal to the sum of (x) three times the sum of the Outstanding Balance plus (y) the aggregate value of future interest that would have accrued under the call principal amount from the period commencing on the date on which such amount is declared to be due and payable through the fifth anniversary of the Initial Closing.

Warrants

The Warrants issued in the Private Placement will be exercisable for a number of shares of common stock equal to 50% of the aggregate principal amount of the Notes divided by the exercise price of the Warrants. The exercise price of the Warrants will always equal the conversion price of the Notes, which as of the Initial Closing Date was $2.44, but is subject to adjustment as described above. The Warrants have a five-year term with customary exercise blockers (mirroring the conversion blocker under the Notes) and have other customary terms, including a cashless exercise provision and buy-in remedy.

Registration Rights Agreement

In addition, pursuant to the Securities Purchase Agreement, the Company and the Purchasers may, at the request of the Designated Agent, enter into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Company will grant to the Purchasers certain demand resale registration rights with respect to the common stock issuable upon conversion of the Note, exercise of the Warrants or any common stock acquired by the Purchasers hereafter (the “Registrable Securities”). Pursuant to the Registration Rights Agreement, if and only if executed, the Company will be required, subject to limited exceptions, to file a registration statement covering the resale of the Registrable Securities by the Purchasers within 60 days following the request by a Purchaser. The Company, the Purchasers and certain of our and their affiliates will have reciprocal indemnification obligations under the Registration Rights Agreement. The rights under the Registration Rights Agreement will terminate automatically once all Registrable Securities cease to be Registrable Securities because of any of the following reasons (i) all Registrable Securities have been sold pursuant to an effective registration statement, (ii) all Registrable Securities have been sold by the Purchasers pursuant to Rule 144 as promulgated under the Securities Act (“Rule 144”), (iii) all Registrable Securities may be resold by the Purchasers without limitations as to volume or manner or sale pursuant to Rule 144, or (iv) ten years have the date of the Registration Rights Agreement.

The foregoing summaries of certain of the material terms of the Securities Purchase Agreement, the IP Security Agreement, the form of Note, the form of Warrant and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the documents attached hereto as exhibits 10.1, 10.2, 10.3, 4.1 and 10.4, respectively.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

The Company plans to file with the SEC and mail to its stockholders a proxy statement in connection with the approval of the issuance of certain common stock upon conversion of the Notes and exercise of the Warrants. The proxy statement will contain important information about the Company, the transaction and related matters. Investors and security holders are urged to read the proxy statement carefully when it is available. Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the SEC’s the website at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the proxy statement from the Company by contacting the Corporate Secretary at Evofem Biosciences, Inc., 12400 High Bluff Drive, Suite 600, San Diego, CA 92130.
This release does not constitute an offer to sell or the solicitation of an offer to buy any security. The shares offered have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States or any state thereof absent registration under the Securities Act and applicable state securities laws or an applicable exemption from registration requirements.
SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this report regarding the Private Placement and any other statements about the Company’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements. Important factors that might cause such a difference include, but are not limited to: the Company’s ability to obtain stockholder approval with respect to the issuance of common stock upon conversion of the Notes and exercise of the Warrants and other events and factors disclosed previously and described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 12, 2020. The Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this report.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Items 1.01 of this Current Report on Form 8-K regarding the issuance of the Notes is incorporated into this Item 2.03 by reference.

Item 3.02.	Unregistered Sales of Equity Securities

The information set forth under Items 1.01 of this Current Report on Form 8-K regarding the issuance of equity securities upon conversion of the Notes and exercise of the Warrants is incorporated into this Item 3.02 by reference. The issuance of the Notes, the Warrants and any related shares of Common Stock to the Purchasers shall be made pursuant to Section 4(a)(2) of the Securities Act, and the rules promulgated thereunder, solely to accredited investors.

Item 8.01.	Other Events.
Press Release

On April 27, 2020, the Company issued a press release announcing the entry into the Security Purchase and Security Agreement. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.
Risk Factor

The Company is supplementing the risk factors previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission on March 12, 2020 with the following risk factor:

Our financial condition, clinical development efforts, and results of operations could be adversely affected by the ongoing coronavirus outbreak.
Any outbreak of a contagious disease, such as the novel coronavirus, or other adverse public health developments, could have a material and adverse effect on our financial condition, clinical development efforts, and business operations. In December 2019, a novel strain of a virus named SARS-CoV-2 (severe acute respiratory syndrome coronavirus 2) (“coronavirus”), which causes coronavirus disease 2019 (“COVID-19”), surfaced in Wuhan, China and has reached multiple other regions and countries, including California where our primary office is located. The COVID-19 pandemic is evolving, and to date has led to the implementation of various responses, including government-imposed quarantines, travel restrictions and other public health safety measures, as well as reported adverse impacts on healthcare resources, facilities and providers, in California, across the United States and in other countries. The extent to which COVID-19 will impact our operations or those of our third-party partners will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration of the outbreak, additional or modified government actions, new information that will emerge concerning the severity and impact of COVID-19 and the actions to contain COVID-19 or address its impact in the short and long-term, among others.

In response to the pandemic and in accordance with direction from state and local government authorities, we have taken temporary precautionary measures intended to help minimize the risk of the virus to our employees, including temporarily requiring most employees to work remotely (which in turn increases the threat to our cyber security and data accessibility, and communication matters), suspending all non-essential travel worldwide for our employees. In addition, industry events and in-person work-related meetings have been cancelled, the continuation of which could negatively affect our business.

As COVID-19 continues to affect individuals and businesses around the globe, we will likely experience disruptions that could severely impact our financial condition, business and/or clinical trials, including:

•	delays or difficulties in obtaining the financing necessary to commercialize Phexxi or undertake Phase 3 clinical trials of EVO100;

•
interruption or delays in the operations of the U.S. Food and Drug Administration (“FDA”) and comparable foreign regulatory agencies, which may impact review, inspection, clearance and approval timelines with respect to our product candidates, Phexxi and EVO100;

•	delays, changes or disruptions in our business plans, including with respect to the anticipated commercial launch of Phexxi;

•
delays or difficulties in enrolling patients in our clinical trials or drop-outs from our clinical trials, including those resulting from an inability to travel to our clinical trial sites as a result of quarantines or other restrictions resulting from COVID-19;

•
limitations on travel that could interrupt key clinical activities and trial activities, such as clinical trial site initiations and monitoring, domestic and international travel by employees, contractors or patients to clinical trial sites, including any government-imposed travel restrictions or quarantines that will impact the ability or willingness of patients, employees or contractors to travel to our research, manufacturing and clinical trial sites or secure visas or entry permissions, any of which could delay or adversely impact the conduct or progress of our prospective clinical trials;

•
diversion or prioritization of healthcare resources away from the conduct of clinical trials, including the availability of necessary materials and the attention of physicians serving as our clinical trial investigators, hospitals serving as our clinical trial sites and hospital staff supporting the conduct of our clinical trials;

•
interruption of key clinical trial activities, such as clinical trial site monitoring, due to quarantines or other limitations on travel imposed or recommended by federal or state governments, employers and others;

•
business disruptions caused by potential workplace, laboratory and office closures and an increased reliance on employees working from home, disruptions to or delays in ongoing laboratory experiments and operations, staffing shortages, travel limitations, cyber security and data accessibility, or communication or mass transit disruptions;

•
limitations on employee resources that would otherwise be focused on the conduct of our clinical trials or commercialization of our products, including because of sickness of employees or their families or requirements imposed on employees to avoid contact with large groups of people;

•	delays in manufacturing related to our commercial product for sale;

•
delays in clinical sites receiving the supplies and materials needed to conduct our clinical trials organizations due to staffing shortages, production slowdowns or stoppages and disruptions in delivery system;

•	interruption in global shipping that may affect the transport of clinical trial materials, such as investigational drug product used in our clinical trials, or commercial product for sale;

•
continued volatility in our and other biotechnology companies’ shares of equity which may result in difficulties raising capital through sales of our common stock or equity linked to our common stock, to the extent needed, and the terms of sales may be on unfavorable terms or unavailable, which may impact our short-term and long-term liquidity;

•
changes in local regulations as part of a response to the COVID-19 outbreak which may require us to change the ways in which our clinical trials are conducted, which may result in unexpected costs, or to discontinue the clinical trials altogether;

•	reduced demand for our products due to quarantines or social distancing as a response to COVID-19; and

•
delays in necessary interactions with local regulators, ethics committees and other important agencies and contractors due to limitations in employee resources or forced furlough of government employees.

In addition, if we or any of the third parties with whom we engage, were to experience shutdowns or other business disruptions, our ability to conduct our business in the manner and on the timelines presently planned could be materially and negatively affected, which could have a material adverse impact on our business and our results of operation and financial condition. We have a small number of employees and no internal manufacturing capability. Our management does not expect to manufacture any products and expects to rely solely on third parties to manufacture our product candidates, and as such we will be subject to inherent uncertainties related to product safety, availability and security. We currently have only one contract manufacturer, DPT Laboratories, Ltd. (“DPT”), who we entered into a supply and manufacturing agreement in November 2019 (the “Manufacturing Agreement”). Pursuant to the Manufacturing Agreement, subject only to a supply failure, we are obligated to purchase all of our requirements with respect to Phexxi from DPT. If DPT is adversely affected as a result of COVID-19, we may be required to replace them as our manufacturer, and we may be unable to do so on a timely basis, on similar terms or at all. Furthermore, we have only a single source of supply for some of the key raw materials and components of our MVP-R gel product candidates, and while we believe we would be able to obtain supplies through alternative sources if needed, alternate sources of supply may not be readily available as a result of COVID-19.
These and other factors arising from COVID-19 could worsen in countries that are already afflicted with the coronavirus or could continue to spread to additional countries, each of which could further adversely impact our ability to conduct clinical trials and our business generally, and could have a material adverse impact on our operations and financial condition and results. We cannot foresee whether the outbreak of COVID-19 will be effectively contained, nor can we predict the severity and duration of its impact. A prolonged disruption or any further unforeseen delay in our operations could continue to result in increased costs and reduced revenue. If the outbreak of COVID-19 is not effectively and timely controlled, our business operations and financial condition may be materially and adversely affected as a result of the deteriorating market outlook for sales, the slowdown in regional and national economic growth, and other factors that we cannot foresee. The extent to which COVID-19 will affect our operations will depend on future developments, which are highly uncertain and cannot be predicted with confidence, which could have an adverse impact on our business and financial condition, and we will continue to monitor the situation closely.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Form of Warrant.
10.1
Securities Purchase and Security Agreement, dated as of April 23, 2020, by and between Evofem Biosciences, Inc., its wholly-owned domestic subsidiaries as guarantors, certain affiliates of Baker Bros. Advisors LP, as purchasers, and Baker Bros. Advisors LP, as designated agent.

10.2
Intellectual Property Security Agreement, dated as of April 23, 2020 by and between Evofem Biosciences, Inc., certain of its wholly-owned domestic subsidiaries and Baker Bros. Advisors LP, as collateral agent.

10.3	Form of Note.
10.4	Form of Registration Rights Agreement.
99.1	Press Release dated April 27, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Date: April 27, 2020	By:	/s/ Justin J. File
Justin J. File Chief Financial Officer